Exhibit 99-b

               Unaudited Pro Forma Condensed Financial Statements
                             SBC Communications Inc.

In April 2000, SBC Communications Inc. (SBC) and BellSouth Corporation (BellSouth) announced a joint venture agreement to combine their domestic wireless operations. Ownership in the new company will be 60% for SBC and 40% for BellSouth, based on the value of the assets both are contributing to the venture. The new wireless company will be managed independently, with a four-seat board of directors (two seats from each company). The transaction requires the approval of both the Federal Communications Commission and the European Union, as well as the review of the United States Department of Justice. Divestitures of some overlapping properties will be required. The companies expect to close the transaction by the end of the fourth quarter of 2000.

The unaudited pro forma condensed financial statements and notes thereto are presented for purposes of displaying the effect of the wireless joint venture on the financial statements of SBC assuming the joint venture had been consummated on the dates indicated and for the periods presented. The unaudited pro forma condensed balance sheets reflect the historical balance sheets of SBC and its domestic wireless operations at March 31, 2000 and December 31, 1999. The unaudited pro forma condensed income statements reflect the historical operating results of SBC and its domestic wireless operations for the three months ended March 31, 2000 and for the years ended December 31, 1999 and 1998. The unaudited pro forma condensed income statements assume that SBC's 60% equity in net income from the joint venture would be materially the same as its historical earnings from its domestic wireless operations.

The unaudited pro forma condensed financial statements do not reflect pro forma results of other SBC acquisitions and dispositions which occurred during the periods presented, nor do they reflect the dispositions of overlapping cellular licenses that may be required as a result of the joint venture, as the nature of the dispositions or the consideration which may be received is unknown. The unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would occur had the joint venture been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in SBC's 1999 Annual Report to Shareowners incorporated by reference in this Form 8-K.

-----------------------------------------------------------------------------------------------------------
                                         SBC Communications Inc.
                            Unaudited Pro Forma Condensed Statement of Income
                                For the Three Months Ended March 31, 2000
-----------------------------------------------------------------------------------------------------------
                                                                Historical     Pro Forma            SBC
                                                                   SBC        Adjustments        Pro Forma
                                                                (in millions, except per share data)
-----------------------------------------------------------------------------------------------------------
Total operating revenues                                        $  12,582        (1,861)         $  10,721
Total operating expenses                                            9,506        (1,451)             8,055
-----------------------------------------------------------------------------------------------------------
Operating Income                                                    3,076          (410)             2,666
-----------------------------------------------------------------------------------------------------------
Interest Expense                                                     (356)            4               (352)
Equity in net income of affiliates                                    200           222  2a            422
Other income(expense) - net                                            41            35                 76
-----------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                          2,961          (149)             2,812
-----------------------------------------------------------------------------------------------------------
Income taxes                                                        1,139          (149)               990
-----------------------------------------------------------------------------------------------------------
Net Income                                                      $   1,822             -          $   1,822
-----------------------------------------------------------------------------------------------------------

Earnings Per Common Share-Basic:
Net Income                                                      $    0.54                        $    0.54
-----------------------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding                3,396                            3,396
-----------------------------------------------------------------------------------------------------------

Earnings Per Common Share-Assuming Dilution:
Net Income                                                      $    0.53                        $    0.53
-----------------------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding                3,432                            3,432
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                         SBC Communications Inc.
                            Unaudited Pro Forma Condensed Statement of Income
                                   For the Year Ended December 31, 1999
-----------------------------------------------------------------------------------------------------------
                                                                Historical     Pro Forma            SBC
                                                                   SBC        Adjustments        Pro Forma
                                                                (in millions, except per share data)
-----------------------------------------------------------------------------------------------------------
Total operating revenues                                        $  49,489        (7,450)         $  42,039
Total operating expenses                                           37,891        (6,041)            31,850
-----------------------------------------------------------------------------------------------------------
Operating Income                                                   11,598        (1,409)            10,189
-----------------------------------------------------------------------------------------------------------
Interest Expense                                                   (1,430)           18             (1,412)
Equity in net income of affiliates                                    912           700  2a          1,612
Other income(expense) - net                                          (227)          197                (30)
-----------------------------------------------------------------------------------------------------------
Income Before Income Taxes, Extraordinary Gain
   and Cumulative Effect of Accounting Change                      10,853          (494)            10,359
-----------------------------------------------------------------------------------------------------------
Income taxes                                                        4,280          (494)             3,786
-----------------------------------------------------------------------------------------------------------
Income Before Extraordinary Gain and Cumulative
  Effect of Accounting Change                                       6,573             -              6,573
-----------------------------------------------------------------------------------------------------------
Extraordinary gain, net of tax                                      1,379             -  2b          1,379
-----------------------------------------------------------------------------------------------------------
Cumulative effect of accounting change, net of tax                    207             -                207
-----------------------------------------------------------------------------------------------------------
Net Income                                                      $   8,159             -          $   8,159
-----------------------------------------------------------------------------------------------------------

Earnings Per Common Share-Basic:
Income Before Extraordinary Gain and Cumulative
  Effect of Accounting Change                                   $    1.93                        $    1.93
-----------------------------------------------------------------------------------------------------------
Net Income                                                      $    2.39                        $    2.39
-----------------------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding                3,409                            3,409
-----------------------------------------------------------------------------------------------------------

Earnings Per Common Share-Assuming Dilution:
Income Before Extraordinary Gain and Cumulative
  Effect of Accounting Change                                   $    1.90                        $    1.90
-----------------------------------------------------------------------------------------------------------
Net Income                                                      $    2.36                        $    2.36
-----------------------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding                3,458                            3,458
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                         SBC Communications Inc.
                            Unaudited Pro Forma Condensed Statement of Income
                                   For the Year Ended December 31, 1998
-----------------------------------------------------------------------------------------------------------
                                                                Historical     Pro Forma            SBC
                                                                   SBC        Adjustments        Pro Forma
                                                                (in millions, except per share data)
-----------------------------------------------------------------------------------------------------------
Total operating revenues                                        $  46,207        (6,519)         $  39,688
Total operating expenses                                           34,984        (5,335)            29,649
-----------------------------------------------------------------------------------------------------------
Operating Income                                                   11,223        (1,184)            10,039
-----------------------------------------------------------------------------------------------------------
Interest Expense                                                   (1,605)            5             (1,600)
Equity in net income of affiliates                                    613           556  2a          1,169
Other income(expense) - net                                         1,884           235              2,119
-----------------------------------------------------------------------------------------------------------
Income Before Income Taxes, Extraordinary Loss
   and Cumulative Effect of Accounting Change                      12,115          (388)            11,727
-----------------------------------------------------------------------------------------------------------
Income taxes                                                        4,380          (388)             3,992
-----------------------------------------------------------------------------------------------------------
Income Before Extraordinary Loss and Cumulative
  Effect of Accounting Change                                       7,735             -              7,735
-----------------------------------------------------------------------------------------------------------
Extraordinary loss, net of tax                                        (60)            -                (60)
-----------------------------------------------------------------------------------------------------------
Cumulative effect of accounting change, net of tax                     15             -                 15
-----------------------------------------------------------------------------------------------------------
Net Income                                                      $   7,690             -          $   7,690
-----------------------------------------------------------------------------------------------------------

Earnings Per Common Share-Basic:
Income Before Extraordinary Loss and Cumulative
  Effect of Accounting Change                                   $    2.27                        $    2.27
-----------------------------------------------------------------------------------------------------------
Net Income                                                      $    2.26                        $    2.26
-----------------------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding                3,406                            3,406
-----------------------------------------------------------------------------------------------------------

Earnings Per Common Share-Assuming Dilution:
Income Before Extraordinary Loss and Cumulative
  Effect of Accounting Change                                   $    2.24                        $    2.24
-----------------------------------------------------------------------------------------------------------
Net Income                                                      $    2.23                        $    2.23
-----------------------------------------------------------------------------------------------------------
Weighted Average Number of Common Shares Outstanding                3,450                            3,450
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                        SBC Communications Inc.
                               Unaudited Pro Forma Condensed Balance Sheet
                                         As of March 31, 2000
------------------------------------------------------------------------------------------------------------
                                                          Historical     Pro Forma            SBC
                                                             SBC        Adjustments        Pro Forma
                                                         (in millions)
------------------------------------------------------------------------------------------------------------
Assets

Current Assets
Cash and cash equivalents                                 $    678      $    (73)          $    605
Accounts receivable - net                                    8,759          (802)             7,957
Other current assets                                         2,549          (235)             2,314
------------------------------------------------------------------------------------------------------------
Total current assets                                        11,986        (1,110)            10,876
------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment - Net                         47,132        (4,259)            42,873
------------------------------------------------------------------------------------------------------------
Intangible Assets - Net                                     11,194        (6,497)             4,697
------------------------------------------------------------------------------------------------------------
Investments in Equity Affiliates                            11,084         4,917  2c         16,001
------------------------------------------------------------------------------------------------------------
Other Assets                                                 8,005          (188)             7,817
------------------------------------------------------------------------------------------------------------
Total Assets                                              $ 89,401      $ (7,137)          $ 82,264
------------------------------------------------------------------------------------------------------------

Liabilities and Shareowners' Equity

Current Liabilities
Debt maturing within one year                             $  8,356      $ (2,161)          $  6,195
Other current laibilities                                   15,313        (1,456)            13,857
------------------------------------------------------------------------------------------------------------
Total current liabilities                                   23,669        (3,617)            20,052
------------------------------------------------------------------------------------------------------------
Long-Term Debt                                              16,973          (564)            16,409
------------------------------------------------------------------------------------------------------------
Postemployment benefit obligation                            9,647          (109)             9,538
------------------------------------------------------------------------------------------------------------
Other noncurrent liabilities                                10,181        (2,847)             7,334
------------------------------------------------------------------------------------------------------------

Corporation-obligated mandatorily redeemable preferred
  securities of subsidiary trusts*                           1,000             -              1,000
------------------------------------------------------------------------------------------------------------

Shareowners' Equity

Common shares                                                3,433             -              3,433
Capital in excess of par value                              12,544             -             12,544
Retained earnings                                           14,774             -             14,774
Guaranteed obligations of employee stock ownership plans       (58)            -                (58)
Deferred compensation - LESOP                                  (66)            -                (66)
Treasury shares (at cost)                                   (1,535)            -             (1,535)
Accumulated other comprehensive income                      (1,161)            -             (1,161)
------------------------------------------------------------------------------------------------------------
Total shareowners' equity                                   27,931             -             27,931
------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity                 $ 89,401      $ (7,137)          $ 82,264
------------------------------------------------------------------------------------------------------------
* The trusts contain assets of $1,030 in principal amount of the Subordinated Debentures of Pacific Telesis Group.

------------------------------------------------------------------------------------------------------------
                                        SBC Communications Inc.
                              Unaudited Pro Forma Condensed Balance Sheet
                                        As of December 31, 1999
------------------------------------------------------------------------------------------------------------
                                                        Historical     Pro Forma            SBC
                                                           SBC        Adjustments        Pro Forma
                                                      (in millions)
------------------------------------------------------------------------------------------------------------
Assets

Current Assets
Cash and cash equivalents                                $    495      $    (59)          $    436
Accounts receivable - net                                   9,378          (897)             8,481
Other current assets                                        2,057          (180)             1,877
------------------------------------------------------------------------------------------------------------
Total current assets                                       11,930        (1,136)            10,794
------------------------------------------------------------------------------------------------------------
Property, Plant and Equipment - Net                        46,571        (4,231)            42,340
------------------------------------------------------------------------------------------------------------
Intangible Assets - Net                                     6,796        (5,684)             1,112
------------------------------------------------------------------------------------------------------------
Investments in Equity Affiliates                           10,648         4,808  2c         15,456
------------------------------------------------------------------------------------------------------------
Other Assets                                                7,270         (298)              6,972
------------------------------------------------------------------------------------------------------------
Total Assets                                             $ 83,215      $ (6,541)          $ 76,674
------------------------------------------------------------------------------------------------------------

Liabilities and Shareowners' Equity

Current Liabilities
Debt maturing within one year                            $  3,374      $   (798)          $  2,576
Other current laibilities                                  15,939        (2,709)            13,230
------------------------------------------------------------------------------------------------------------
Total current liabilities                                  19,313        (3,507)            15,806
------------------------------------------------------------------------------------------------------------
Long-Term Debt                                             17,475          (580)            16,895
------------------------------------------------------------------------------------------------------------
Postemployment benefit obligation                           9,612          (103)             9,509
------------------------------------------------------------------------------------------------------------
Other noncurrent liabilities                                9,089        (2,351)             6,738
------------------------------------------------------------------------------------------------------------

Corporation-obligated mandatorily redeemable preferred
  securities of subsidiary trusts*                          1,000             -              1,000
------------------------------------------------------------------------------------------------------------

Shareowners' Equity

Common shares                                               3,433             -              3,433
Capital in excess of par value                             12,453             -             12,453
Retained earnings                                          13,798             -             13,798
Guaranteed obligations of employee stock ownership plans     (106)            -               (106)
Deferred compensation - LESOP                                 (73)            -                (73)
Treasury shares (at cost)                                  (1,717)            -             (1,717)
Accumulated other comprehensive income                     (1,062)            -             (1,062)
------------------------------------------------------------------------------------------------------------
Total shareowners' equity                                  26,726             -             26,726
------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity                $ 83,215      $ (6,541)          $ 76,674
------------------------------------------------------------------------------------------------------------
* The trusts contain assets of $1,030 in principal amount of the Subordinated Debentures of Pacific Telesis Group.

Notes To Unaudited Pro Forma Condensed Financial Statements

Note 1 - Basis of Presentation

The accompanying unaudited pro forma condensed financial statements include the historical financial statements of SBC Communications Inc. (SBC) and its domestic wireless operations and are intended to reflect the impact of the wireless joint venture with BellSouth Corporation (BellSouth) on SBC's historical financial statements. In April 2000, SBC and BellSouth announced a joint venture agreement to combine their domestic wireless operations. Ownership in the new company will be 60% for SBC and 40% for BellSouth, based on the value of the assets both are contributing to the venture. The new wireless company will be managed independently with a four-seat board of directors (two seats from each company). The transaction requires approval of the Federal Communications Commission and the European Union, and the review of the United States Department of Justice. Divestitures of some overlapping properties will be required. The companies expect to close the transaction by the end of the fourth quarter of 2000.

The accompanying unaudited pro forma condensed financial statements reflect the joint venture as if it had been in effect on January 1, 2000, 1999 and 1998. The unaudited pro forma condensed income statements assume that SBC's 60% equity in net income from the joint venture would be materially the same as its historical earnings from its domestic wireless operations. The unaudited pro forma condensed financial statements do not reflect pro forma results of other SBC acquisitions and dispositions which occurred during the periods presented, nor do they reflect the dispositions of overlapping cellular licenses that may be required as a result of the joint venture, as the nature of the dispositions or the consideration which may be received is unknown. The unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position that actually would occur had the joint venture been consummated on the dates indicated or that may be obtained in the future. The results for the interim periods are not necessarily indicative of results for the full year. The unaudited pro forma condensed financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in SBC's 1999 Annual Report to Shareowners incorporated by reference in this Form 8-K.

Note 2 - Pro Forma Adjustments

a. Equity in net income of affiliates - Equity in net income earned from the joint venture is assumed to be the same as SBC's historical domestic wireless earnings.

b. Extraordinary gain - The 1999 extraordinary gain on the required disposition of 20 Midwestern cellular properties was reported as an extraordinary item because it was a condition of the Ameritech merger and was material to SBC.

c. Investments in Equity Affiliates - SBC's investment in the joint venture is assumed to be the same as SBC's historical domestic wireless assets.